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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                -----------------


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of Earliest Event Reported): February 24, 2003



                                NATCO Group Inc.
             (Exact Name of Registrant as Specified in its Charter)



        DELAWARE                   001-15603                     22-2906892
(State of Incorporation)    (Commission File Number)           (IRS Employer
                                                            Identification No.)

   2950 North Loop West, 7th Floor
          Houston, Texas                                          77092
(Address of Principal Executive Offices)                        (Zip Code)


       Registrant's Telephone Number, Including Area Code: (713) 683-9292

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ITEM 5.  OTHER EVENTS

     On February 24, 2003, NATCO Group Inc. issued a press release announcing the Company's operating results for the fourth quarter and year ended
December 31, 2002. This press release is filed as Exhibit 99.1 to this Current Report on Form 8-K, and the contents of such Exhibit are incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         99.1     Press Release, dated February 24, 2003

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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  February 25, 2003                      NATCO Group Inc.



                                               By:  /s/ J. MICHAEL MAYER
                                                   ---------------------------
                                                   J. Michael Mayer
                                                   Senior Vice President and
                                                   Chief Financial Officer

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                                 EXHIBIT INDEX



EXHIBIT NO.             DESCRIPTION
-----------             -----------

 EX-99.1                Press Release, dated February 24, 2003